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                                                                   Exhibit 10.17

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR
(ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SECURITIES.

                              WARRANT CERTIFICATE
                                      OF
                         TURBOCHEF TECHNOLOGIES, INC.

             Warrant to Purchase 1,000,000 Shares of Common Stock
                            par value $.01 per share
                  Void after 5:00 p.m., New York Local Time,
                   March 19, 2011, or if not a business day,
                   after 5:00 p.m., New York Local Time, on
                        the next following business day

        Pursuant to the securities purchase agreement dated as of March 19, 2001 between TurboChef Technologies, Inc., a Delaware corporation (the "Company"), and Grand Cheer Ltd. ("Grand Cheer"), the Company hereby certifies that Grand Cheer or its registered assigns (the "Holder"), is the registered holder of Warrants to purchase, up to 1,000,000 fully paid and nonassessable shares, subject to adjustment in accordance with Section 5 hereof (the "Warrant Shares") of Common Stock, at the exercise price per Warrant Share, and in the manner and subject to the conditions and adjustments, hereinafter provided.

     1.   Exercise of Warrant.
          -------------------

          (a) The Warrants represented by this Warrant Certificate shall become exercisable as to (i) 333,333 Warrant Shares on March 19, 2002, (ii) 333,333 Warrant Shares on March 19, 2003 and (iii) 333,334 Warrant Shares on March 19, 2004, and shall thereafter be exercisable until 5:00 P.M., New York City local time on March 19, 2011.

          (b) The Warrants represented by this Warrant Certificate are each initially exercisable to purchase one Warrant Share at a price of $1.20 per Warrant Share payable in cash or by check to the order of the Company, or any combination thereof, subject to adjustment as provided in Section 5 hereof. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (currently located at 10500 Metric Drive, Suite 128, Dallas, Texas 75243), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder, in
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whole or in part (but not as to fractional Warrant Shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender to the Company and shall execute and deliver a new Warrant Certificate of like tenor and date for the balance of the Warrant Shares purchasable hereunder.

     2.   Issuance of Warrant Shares.  Upon the exercise of all or part of the
          --------------------------
Warrants, the issuance of certificates for the Warrant Shares purchased shall be made, without charge to the Holder, including, without limitation, for any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of Grand Cheer and the Company shall not be required to issue or deliver such certificates unless or until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3.   Investment Representation and legend.
          ------------------------------------

          The Holder, by its acceptance hereof, covenants and agrees that the Warrants have been acquired as an investment and not with a view to the distribution thereof. In addition, the Company may require the Holder, as a condition to the exercise of the Warrants, to (i) give written assurance satisfactory to the Company that the Warrant Shares are being acquired for the Holder's own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such Warrant Shares either shall be made pursuant to a registration statement under the Securities Act which has become effective and is current with regard to the Warrant Shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and
(ii) deliver to the Company an opinion of counsel satisfactory to the Company that the Warrant Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder. Unless and until registered under the Securities Act, any Warrant Certificates issued pursuant hereto and, upon exercise of the Warrants, in part or in whole, any certificates representing the Warrant Shares so purchased shall bear a legend substantially similar to the legend set forth on the facing page of this Warrant Certificate. Without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     4.   Exercise Price. The exercise price of each Warrant is $1.20 per
          --------------
Warrant Share, subject to adjustment as set forth in Section 5 below (the "Exercise Price").

     5.   Adjustments of Exercise Price and Number of Warrant Shares.
          ----------------------------------------------------------

          5.1  Subdivision and Combination.  In case the Company shall at any
               ---------------------------
time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

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          5.2  Adjustment in Number of Warrant Shares.  Upon each adjustment of
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the Exercise Price pursuant to the provisions of this Section 5, the number of
Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          5.3  Reclassification, Consolidation, Merger, etc.  In case of any
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reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Warrant Shares underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Holder's Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

     6.   Exchange and Replacement of Warrant Certificate. This Warrant
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Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder hereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu hereof.

     7.   Fractional Warrant Shares. No fractional Warrant Shares will be issued
          -------------------------
upon the exercise of the Warrants. As to any fraction of a Warrant Share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder the cash value thereof.

     8.   Reservation of Shares. The Company shall at all times reserve and keep
          ---------------------
available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of Warrant Shares as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be

                                      -3-
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duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

     9.   Rights Prior to Exercise of Warrants. Nothing contained in this
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Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                    (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                    (b) the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

                    (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                    (d) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     10.  Registration Rights. If, at any time prior to the Expiration Date, the
          -------------------
Company proposes to prepare and file one or more registration statements covering any of the equity or debt securities of the Company held by the Company or any of its shareholders on a form for which it would be appropriate to include the Piggyback Securities (as hereinafter defined), in

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such case other than pursuant to Form S-8 or Form S-4 or successor forms
(collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least ten (10) days prior to the filing of each such Registration Statement, to each Holder.

          Upon the written request of a Holder, made within ten (10) days after receipt of the Notice, that the Company include all or a portion of the Warrant Shares then beneficially held by such Holder ("Piggyback Securities") in the proposed Registration Statement (each such Holder, a "Requesting Holder"), the Company shall include the Piggyback Securities in the Registration Statement, at the Company's sole expense (other than any underwriting discounts and expense allowance relating to the Piggyback Securities and any broker's commissions and fees). However, if, in the written opinion of the Company's managing underwriter, if any, for the offering evidenced by such Registration Statement, the inclusion of all or a portion of the Piggyback Securities, when added to the securities being registered, will exceed the maximum amount of the Company's securities which can be marketed either (i) at a price reasonably related to their then-current market value or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Piggyback Securities.

          If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the aggregate number of Piggyback Securities to be offered by Requesting Holders pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holders), after all securities requested to be included by selling securityholders exercising demand registration rights to include their securities (the "Demand Holders") are included in such Registration Statement, as the original number of Piggyback Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and the other selling security holders (other than the Demand Holders).

          Anything herein contained to the contrary notwithstanding, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 10 (irrespective of whether any written request for inclusion of Piggyback Securities shall have already been made) to elect not to file any such proposed Registration Statement or to withdraw the same after its filing but prior to the effective date thereof, and the provisions of this
Section 10 shall not apply to Warrant Shares after they have been sold pursuant to an effective Registration Statement under the Securities Act or pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

     11.  Transferability.  This Warrant Certificate is not transferable by the
          ---------------
Holder at any time without the prior written consent of the Company, except that Grand Cheer may assign all or a part of the Warrants represented by this Warrant Certificate to its officers. Any assignment by the Holder shall be effected by presentation and surrender of this Warrant together with the duly executed Assignment Form annexed hereto and, unless the Company's prior written consent has been obtained, written certification by Grand Cheer that the assignee is an officer of Grand Cheer.

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     12.  Notices.  All notices, requests, consents and other communications
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hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 1 above or to such other address as the Company may designate by notice to the Holder.

     13.  Governing Law. This Warrant Certificate and any dispute, disagreement,
          -------------
or issue of construction or interpretation arising hereunder whether relating to its execution or validity, the obligations provided herein or the performance hereof shall be governed or interpreted according to the laws of the State of Florida without regard to its conflicts of laws provisions.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal on the date first written above.


                                      TURBOCHEF TECHNOLOGIES, INC.


[SEAL]                                By:_______________________________________
                                         Richard Caron,
                                         President and Chief Executive Officer

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                        [FORM OF ELECTION TO PURCHASE]

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ shares of Common Stock and herewith tenders in payment for such shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of TurboChef Technologies, Inc. the amount of $ _____, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ___________________, whose address is
________________________
_____________________________, And that such Certificate be delivered to
______________________, whose address is
______________________________________________________________.


Dated:                   Signature: ____________

                              (Signature must conform in all respects to name of
                                holder as specified on the face of the Warrant Certificate.)

                     ____________________________________
                     ____________________________________
                       (Insert Social Security or other
                         Identifying Number of Holder)
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                             [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 Desires to transfer the Warrant Certificate.)

          FOR VALUE RECEIVED _________________

Hereby sells, assigns and transfers unto

____________________________________________________________________________
                (Please prints name and address of transferee)

This Warrant Certificate, together with all right, title and interest therein,

and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the within Warrant Certificate on the books of the within-named

Company, with full power of substitution.

Dated:                   Signature: ___________

                              Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)



                              (Insert Social Security or other
                               Identifying Number of Holder)


________________________________

________________________________
(Insert Social Security or other
Identifying Number of Assignee)